UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

CANNABIS LEAF INCORPORATED

(Exact name of registrant as specified in charter)

Nevada	000-55467	47-2055848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 9th Avenue NE Seattle, Washington	98105
(Address of principal executive offices)	(Zip Code)

(206) 430-6250

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement

On March 6, 2018, An Agreement for Plan of Merger (the “Agreement”) was entered into by Cannabis Leaf Incorporated. (“Cannabis Leaf”), a Nevada Corporation, and Apotheca Biosciences, Inc. (“Apotheca Biosciences”), a Nevada Corporation. Such Agreement will result in the merger of Apotheca Biosciences into Cannabis Leaf with the Corporation to survive as Apotheca Biosciences.

Apotheca Biosciences and Cannabis Leaf entered into the Merger Agreement where Cannabis Leaf agreed to issue Apotheca Biosciences sixty million (60,000,000) common shares of Cannabis Leaf in exchange for all of the shares of Apotheca Biosciences. This issuance will result in a change in control of Cannabis Leaf. Under the Agreement, upon closing, Apotheca Biosciences will receive the immediate right to the appointment of the directors and officers of the surviving corporation by the resignation of the existing officer of Cannabis Leaf and the simultaneous appointment of the officers and two additional directors.

Additionally, the Parties have agreed to change the name of Cannabis Leaf to “Apotheca Biosciences, Inc.” under Nevada law.

The Parties project the formal closing for the transaction to occur by the end of March 2018, with issuance of the control block of shares, change of directors and officers, and resolution for the name change as required under Nevada law. The Company will file combined audited financial statements under SEC guidelines.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SCIENCE INCORPORATED

Date: March 8, 2018	By: /s/ Jason Sakowski
Jason Sakowski, President and CEO

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